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                                                                  Exhibit 10(xc)

                                 AMENDMENT NO. 1
                                     TO THE
                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                              UNFUNDED BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)
               ---------------------------------------------------

                  Hamilton Beach/Proctor-Silex, Inc. hereby adopts this Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (as amended and restated effective January 1, 1997)(the "Plan"). The provisions of this Amendment shall be effective January 1, 1998. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                    SECTION 1
                                    ---------

                  The second sentence of Section 3.3(b) of the Plan is hereby amended in its entirety to read as follows:

                  "In the Deferral Election Form, such Participant may elect to commence payment of his Excess 401(k) Sub-Account on (i) the date on which he ceases to be an Employee of a Controlled Group Member, (ii) January lst of the year following the date on which he ceases to be an Employee of a Controlled Group Member, (iii) the date on which he attains an age specified in the Deferral Election Form, or (iv) the earlier or later of any of such dates."

                                    SECTION 2
                                    ---------

                  Section 6.1(c)(i) of the Plan is hereby amended in its entirety to read as follows:

                  "(i) TIMING. A Participant's Account shall be paid or commence to be paid to the Participant 30 days after the date specified in the Participant's Deferral Election Form pursuant to Section 3.3(b)."

                    Executed this 29th day of December, 1997.


                              HAMILTON BEACH/PROCTOR-SILEX, INC,


                              By:      /s/ George P. Manson, Jr.
                                 -------------------------------
                                 Title: Vice President, General
                                        Counsel and Secretary